UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2015

 CALADRIUS BIOSCIENCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33650 (Commission File Number)	22-2343568 (IRS Employer Identification No.)

420 Lexington Avenue, Suite 350, New York, New York 10170
(Address of Principal Executive Offices)(Zip Code)

(212) 584-4180
Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements.

2015 Equity Compensation Plan

At the Caladrius Biosciences, Inc.'s ("Caladrius Biosciences" or the "Company") 2015 Annual Meeting of Stockholders held on July 14, 2015 (the “Annual Meeting”), the Company’s stockholders duly approve Caladrius Biosciences' 2015 Equity Compensation Plan (the '2015 Plan"). Persons eligible to receive options, stock appreciation rights or other awards under the 2015 Plan are those employees, consultants and directors of Caladrius Biosciences and its subsidiaries who, in the opinion of the Compensation Committee of the Company’s board of directors, are in a position to contribute to the Company's success. A description of the 2015 Plan is set forth in Proposal 3 contained in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on June 8, 2015 (the “Proxy Statement”). The full text of the Amended and Restated 2009 Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following is a brief description of each matter voted upon at the Annual Meeting (for a full description of each such matter see the Proxy Statement), as well as the final voting results with respect to each such matter:

Proposal 1. The stockholders elected one Class II director, David J. Mazzo, PhD, to serve as a director on the Company's Board of Directors until the annual meeting to be held in 2018.The final voting results with respect to the were as follows: 10,151,328 votes for; 481,726 votes withheld and 14,384,701 broker non-votes.

Proposal 2. The stockholders approved, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers as described in the Proxy Statement. The final voting results with respect to this Proposal were as follows: 8,061,872 votes for; 2,394,354 votes against; 176,828 votes abstaining; and 14,834,701 broker non-votes.

Proposal 3. The stockholders approved Caladrius Biosciences' 2015 Equity Compensation Plan. The final voting results with respect to this Proposal were as follows: 8,507,660 votes for; 1,983,712 votes against; 141,682 votes abstaining; and 14,834,701 broker non-votes.

Proposal 4. The stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The final voting results with respect to this Proposal were as follows: 24,456,852 votes for; 778,319 votes against; 232,581 votes abstaining; and 0 broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.
10.1	Caladrius Biosciences, Inc. 2015 Equity Compensation Plan (1)
_____________
(1) Incorporated by reference to Annex A to Registrant's Definitive Proxy Statement filed on Schedule 14A, filed with the SEC on June 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOSTEM, INC.

By:	/s/ Robert S. Vaters
Name:	Robert S. Vaters
Title:	President and CFO

Dated:    July 14, 2015